Session: Musculo-skeletal Diseases II Hematopoietic Stem Cell Gene Therapy Corrects Neuromuscular Manifestations in Preclinical Study of Pompe Mice Niek van Til, PhD AVROBIO, Cambridge, MA USA May 14, 2020 Exhibit 99.1

Pompe Program Team 3/25/2020 NSG Study What’s Important Now Monthly Report Niek van Til is an employee of AVROBIO.

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Pompe is a lysosomal and glycogen storage disease

Rare, progressive, often fatal neuromuscular disorder

POMPE DISEASE

- Mutations in the acid alpha-glucosidase (*GAA*) gene resulting in deficient enzyme activity
- Leads to accumulation of glycogen in tissues and organs, predominantly in muscles
- Manifests as a spectrum of symptoms and rates of progression across patients of different ages
  - Infantile form (<1% GAA activity)
    - Extreme muscle weakness, “floppy” appearance, enlarged heart, typically die before 1 year
  - Late / delayed onset form (2-40% GAA activity)
    - Weakness of leg and hip muscles, become wheelchair-bound and ventilator-dependent, premature death
- The standard of care is enzyme replacement therapy


Normal muscle cell
Muscle fiber
Muscle cell
Lysosome
Pompe disease (GAA mutation)
Affected lysosomes
Low acid α-glucosidase function
Glycogen storage disorder
Affected muscle cells
Lysosome & organelle dysfunction
Broad inflammation, muscle atrophy
Over time
Cytoplasmic glycogen







Patient images courtesy of the patients/their families.

Sources: van der Ploeg, Lancet, 2008

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Pompe lentiviral gene therapy program advancing Integrated three-part approach GILT: Glycosylation-Independent Lysosomal Targeting Sources: Burton B et al, J Pediatr, 2017; Ausems M et al, Eur J Hum Genet, 1999; Gungor D et al, Orphanet J Rare Dis, 2011; Maga JA et al, J of Bio Chem, 2013; Bartelink, Lancet Haematol, 2016. THE CHALLENGE Pompe requires 20x more ERT than Fabry or Gaucher Requires GAA activity restored to muscle and CNS AVROBIO’s APPROACH Potent transgene promoter GILT uptake tag Bu90-TDM for CNS impact mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 HEART GILT-rhGAA rhGAA mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 DIAPHRAGM GILT-rhGAA rhGAA GILT-tagged Recombinant Human (rh)GAA impacts levels of stored glycogen compared to non GILT-tagged Recombinant Human (rh)GAA in a Pompe mouse model

Intravenous injection Lentiviral Vector Containing Gene of Interest Transduced Lin-hematopoietic stem cells HSC gene therapy in Pompe mice Enrichment of Lin- hematopoietic stem cells DONOR MOUSE Femur/Tibia RECIPIENT MOUSE Irradiation or Busulfan conditioning Isolation of bone marrow cells Transduction of hematopoietic stem cells Lin- cell 4 months follow-up Sources: Douillard-Guilloux G et al, J Gene Med, 2009; van Til et al, Blood, 2010; Stok M et al, Mol. Ther. Meth. Clin. Dev, 2020 in press.

1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. GAA GILT mutant v1 GILT mutant v2 GILT mutant v3 GILT + tag v1 GILT + tag v2 GILT mutant v4 GFP GILT mutant v1a GILT + tag v1a GILT + tag v2a GILT LTR LTR pr Transgene 2984 2985 2986 2987 2988 3007 2977R 2989 3005 3006 2983 Group number: 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy 7.5Gy Conditioning: 9Gy Busulfan Array of lentiviral vectors tested in vitro and in vivo

High GAA enzyme activity in vitro In vitro Intracellular Secreted HAP1 GAA KO

Urine Hex4: Week 16 Peripheral blood WBCs: Week 16 WT KO 2984 Bu NT NT Bu NS * * 7.5 9Gy * P<0.05 *** P<0.0001 2984 Bu *** * * High GAA enzyme activity and therapeutic response in vivo Therapeutically relevant urine Hex4 biomarker response in treated Pompe mice ** ** ** ***

Vector copy number (<5) optimized for clinical use KO Bu Bu WT GFP groups 2984 7.5 9 Gy Bone marrow cells GAA

GILT and GILT mutant v1 reduce glycogen by >99% in heart


GAA enzyme activity
GAA Activity (nmol/hour/mg)
30
20
10
0
Glycogen
P<0.0001
µg Glycogen/mg Protein
800
600
400
200
20
15
10
5
0
NT
Bu
NT
GAA
2983
Bu
2985
2986
2987
2988
2989
3006
3007
7.5
9 Gy
KO
WT
2984


Wild type
GAA
2983
2984


Diseased


Heart Mass (g)
0.20
0.15
0.10
0.05
0.00
KO NT
WT NT
GAA
2983
2984
**
**
**
*

* P<0.01
** P<0.001

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Diaphragm Gastrocnemius ** P<0.01 *** P<0.001 GILT and GILT mutant v1 significantly reduce glycogen in clinically relevant skeletal muscles * ***

Glycogen and GILT and GILT mutant v1 similar to wildtype mice

GILT tag is essential for glycogen clearance in CNS and PNS



GAA enzyme activity: Cerebrum
GAA Activity (nmol/hour/mg)
15
10
5
0
11%
<1%
Glycogen
NS
***
***
µg Glycogen / mg Protein
60
40
20
0
NT
NT
Bu
GAA
2983
Bu
2985
2986
2987
2988
2989
3006
3007
WT
KO
7.5
9 Gy
2984



Cerebrum
Spinal cord
WT
KO
GAA
2983
2984

*** P<0.001

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Plasma samples KO Bu NT WT NT 2984 Bu 7.5 9 Gy Blood Glucose (mg/dL) R2 = 0.8409 P <0.0001 GAA Activity (nmols/mL/hr) GILT and GILT mutant v1 do not impact plasma glucose levels GAA protein concentration approximately 300-fold lower than ERT GAA Protein (µg/1.5 mL) GAA protein/mL mouse plasma

Conclusions Clinical development plan is underway 1 2 3 4 Glycogen was significantly cleared in clinically relevant tissues including heart, CNS and skeletal muscles of Pompe mice GILT tag is essential for efficient clearance of glycogen in CNS IND-enabling studies are advancing

Acknowledgements

AVROBIO Pompe Team

Preclinical

Yildirim Dogan
Cecilia Barese
Zeenath Unnisa
Swaroopa Guda
Rena Schindler
John Yoon
Abhishek Chiyyeadu
Bianling Liu
Mary Jacobs
Claudia Fiorini
Vicky Chen
Daniel Ivanov
Mark DeAndrade
Robert Plasschaert
Maurine Braun
Christine Oborski
Daniella Pizzurro
Richard Pfeifer
Claudia Harper
Chris Mason

Program Team

Julie Kerner
Betsy Bogard
Diana Clarke
Cristin O'Rourke
Lisamarie Fahy
Gabe Cohn
Josie Yang
Dani Sweeney
Jose Gomez
Ramesh Arjunji
Alayna Tress
Fernanda Copeland
Mirjam Trame
Leslie Jacobsen

Manufacturing

Robert Kutner
Mike Kelly

Hannover Medical School

Axel Schambach

National Institutes of Health (NIH)

Nina Raben

BioMarin

Jon LeBowitz

Other Collaborators

charles river
KCAS

The research team gratefully acknowledges the contributions and support of the Canadian Pompe community.

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